UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[X]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material under §240.14a-12

YOUNGEVITY INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2400 Boswell Road
CHULA VISTA, CALIFORNIA 91914
(619) 934-3980

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Youngevity International, Inc.:

We hereby notify you that the 2014 annual meeting of stockholders of Youngevity International, Inc. (the “Company”), a Delaware corporation, will be held on June 19, 2014 at 11:00 a.m. (Pacific Time), at 2400 Boswell Road, Chula Vista, California 91914 for the following purposes:

(1)	to elect five directors to our Board of Directors to hold office until our next annual meeting of stockholders and until their successors are elected;

(2)	to ratify the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for our fiscal year ending on December 31, 2014; and

(3)	to transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

The matters listed in this notice of meeting are described in detail in the accompanying proxy statement. Our Board of Directors has fixed the close of business on April 24, 2014 as the record date for determining those stockholders who are entitled to notice of and to vote at the meeting or any adjournment or postponement of our 2014 annual meeting. The list of the stockholders of record as of the close of business on April 24, 2014 will be made available for inspection at the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS:

THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, THE PROXY STATEMENT AND THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2013 ARE AVAILABLE ELECTRONICALLY TO THE COMPANY’S STOCKHOLDERS OF RECORD AS OF THE CLOSE OF BUSINESS ON APRIL 24, 2014 AT WWW.YGYI.COM.

Along with the attached proxy statement, we are sending to you our Annual Report on Form 10-K for our fiscal year ended December 31, 2013.  Such annual report, which includes our audited financial statements, is not to be regarded as proxy solicitation material.

YOUR VOTE IS IMPORTANT

Even if you plan to attend the meeting, please sign, date, and return the enclosed proxy card in the envelope provided so that your vote will be counted if you later decide not to attend the meeting. No postage is required if the proxy card is mailed in the United States.

By order of the Board of Directors,

/s/ Stephan Wallach
Chairman and Chief Executive Officer
Chula Vista, California
April 30, 2014

2400 Boswell Road
Chula Vista, California 91914
(619) 934-3980

PROXY STATEMENT

This proxy statement is being furnished to holders of shares of common stock, $.001 par value per share, of Youngevity International, Inc., a Delaware corporation (“we,” us,”  or the “Company”), in connection with the solicitation of proxies on behalf of our Board of Directors for use at the Company’s 2014 annual meeting of stockholders to be held on June 19, 2014 at 9:00 a.m. (Pacific Time), at the offices of Youngevity International, Inc., 2400 Boswell Road, Chula Vista, California 91914, and at any adjournment or postponement of our annual meeting. The purpose of the annual meeting and the matters to be acted on are stated in the accompanying notice of annual meeting of stockholders. The Board of Directors knows of no other business that will come before the annual meeting.

The notice of our 2014 annual meeting, this proxy statement, and a proxy card, together with our Annual Report on Form 10-K for our fiscal year ended December 31, 2013, are being mailed to our stockholders on or about May 2, 2014.  (Such annual report, which includes our audited financial statements, is not to be regarded as proxy solicitation material.)  The Company will bear the cost of its solicitation of proxies. The original solicitation of proxies by mail may be supplemented by personal interview, telephone, or facsimile by our directors, officers, or employees, who will receive no additional compensation for such services. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held by any such persons, and we will reimburse those custodians, nominees, and fiduciaries for the reasonable out-of-pocket expenses incurred by them in doing so.

Our Board of Directors is soliciting votes FOR each of the nominees for election to our Board of Directors and FOR the ratification of the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for our fiscal year ending on December 31, 2014.

INFORMATION ABOUT VOTING

Q:	Why am I receiving these materials?
A:
The Board of Directors is providing these proxy materials for you in connection with our 2014 annual meeting of stockholders, which is scheduled to take place on June 19, 2014. As a stockholder of record as of April 24, 2014, you are invited to attend the annual meeting and to vote on the items of business described in this proxy statement.

Q:	What information is contained in these materials?
A:
The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of our directors and executive officers, and other required information.

Q:	What items of business will be voted on at the annual meeting?
A:
The two items of business scheduled to be voted on at the annual meeting are (1) the election of our directors and (2) the ratification of our independent auditors. We will also consider any other business that properly comes before the annual meeting.

Q:	How does the Board of Directors recommend that I vote?
A:	The Board of Directors recommends that you vote your shares FOR each of the nominees to our board and FOR ratification of the independent auditors.

Q:	What shares can I vote?
A:
You may vote or cause to be voted all shares owned by you as of the close of business on April 24, 2014, the record date. These shares include (1) shares held directly in your name as a stockholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A:
Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

If your shares are registered directly in your name with our transfer agent, Fidelity Stock Transfer Company, you are considered, with respect to those shares, the stockholder of record and these proxy materials are being sent directly to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to the Board of Directors or to vote in person at the meeting. The Board of Directors has enclosed a proxy card for you to use to grant a voting proxy to the Board of Directors.

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or nominee together with a voting instruction card. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the annual meeting. Since you are not the shareholder of record, however, you may not vote these shares in person at the meeting unless you obtain from the broker or nominee that holds your shares a valid proxy from them giving you the right to vote the shares. Your broker or nominee should have enclosed or provided voting instructions for you to use in directing the broker or nominee how to vote your shares. If you hold your shares through a broker and you do not give instructions to the record holder on how to vote, the record holder will be entitled to vote your shares in its discretion on certain matters considered routine, such as the ratification of the appointment of independent auditors. Because of recent rule changes, the uncontested election of directors is no longer considered a routine matter. Therefore, brokers do not have the discretion to vote on the election of directors.   If you hold your shares in street name and you do not instruct your broker how to vote in these matters, no votes will be cast on your behalf. These "Broker non-votes" will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but not as shares entitled to vote on a particular proposal.

Q:	May I attend the annual meeting?
A:
You are entitled to attend the annual meeting only if you were a stockholder of the Company as of the close of business on April 24, 2014, or you hold a valid proxy for the annual meeting. You should be prepared to present photo identification for admittance. If you are not a record holder but hold shares beneficially through a broker or nominee (that is, in “street name”), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to April 24, 2014, a copy of the voting instruction card provided by your broker or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the annual meeting. The annual meeting will begin promptly at 11:00 a.m. (Pacific Time). Check-in will begin at 10:30 a.m., and you should allow ample time for the check-in procedures.

Q:	How can I vote my shares in person at the annual meeting?
A:
You may vote by ballot in person at the annual meeting any shares that you hold as the stockholder of record. You may only vote in person shares held in street name if you obtain from the broker or nominee that holds your shares a valid proxy giving you the right to vote the shares.

Q:	How can I vote my shares without attending the annual meeting?
A:
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may, without attending the meeting, direct how your shares are to be voted. If you are a stockholder of record, you may cause your shares to be voted as you instruct by granting a proxy to our Board of Directors. If you hold shares in street name, you may cause your shares to be voted as you instruct by submitting voting instructions to your broker or nominee. Each record holder of our common stock may appoint a proxy by completing, signing, and dating a proxy card and mailing it in the accompanying pre-addressed envelope. Each stockholder who holds shares in street name may vote by mail by completing, signing, and dating a voting instruction card provided by the broker or nominee and following the other instructions of your broker or nominee.

Q:	Can I change my vote?
A:
You may change your vote at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially, you may change your vote by submitting new voting instructions to your broker or nominee or, if you have obtained a valid proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person. You may also change your vote by sending a written notice of revocation to David Briskie, Youngevity International, Inc., 2400 Boswell Road, Chula Vista, California 91914.

Q:	Can I revoke my proxy?
A:
You may revoke your proxy before it is voted at the meeting. To revoke your proxy, notify our corporate secretary in writing, or deliver to our corporate secretary a duly executed proxy bearing a later date. You may also revoke your proxy by appearing at the meeting in person and voting your shares. Attendance at the meeting will not, by itself, revoke a proxy.

Q:	Who can help answer my questions?
A:
If you have any questions about the annual meeting or how to vote or revoke your proxy, or you need additional copies of this proxy statement or voting materials, you should contact David Briskie, Chief Financial Officer, Youngevity International, Inc., 2400 Boswell Road, Chula Vista, California 91914, (619) 934-3980.

Q:	How are votes counted?
A:	In the election of directors, you may vote FOR all of the five nominees or you may direct your vote to be WITHHELD with respect to any one or more of the five nominees.

With respect to the other proposal, you may vote FOR, AGAINST, or ABSTAIN. On this proposal, if you vote ABSTAIN, it has the same effect as a vote AGAINST.

If you provide specific instructions, your shares will be voted as you instruct. If you sign your proxy card or voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board of Directors, namely FOR all of the Company’s nominees,  and FOR ratification of the independent auditors. If any other matters properly arise at the meeting, your proxy, together with the other proxies received, will be voted at the discretion of the proxy holders.

Q:	What is a quorum and why is it necessary?
A:
Conducting business at the meeting requires a quorum. The presence, either in person or by proxy, of the holders of a majority of our shares of common stock outstanding on April 24, 2014 is necessary to constitute a quorum. Abstentions are treated as present for purposes of determining whether a quorum exists. Broker non-votes (which result when your shares are held in “street name” and you do not tell the nominee how to vote your shares) are relevant in determining whether a quorum is present at the meeting

Q:	What is the voting requirement to approve each of the proposals?
A:
In the election of directors, the five persons receiving the highest number of FOR votes at the annual meeting will be elected. Accordingly, withheld votes and broker non-votes have no effect on the election of any nominee. You do not have the right to cumulate your votes.

The other proposal requires the affirmative FOR vote of a majority of those shares present in person or represented by proxy and entitled to vote on that proposal at the annual meeting. Accordingly, abstentions on this proposal will have the same effect as a vote against the proposal. Broker non-votes will have no effect on this proposal.

Q:	What should I do if I receive more than one set of voting materials?
A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date, and return each proxy card and voting instruction card that you receive.

Q:	Where can I find the voting results of the annual meeting?
A:	We intend to announce preliminary voting results at the annual meeting and publish final results in a Current Report on Form 8-K which will be filed within four days of the meeting.

Q:	What happens if additional matters are presented at the annual meeting?
A:
Other than the two items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, Stephan Wallach, our Chief Executive Officer and David Briskie, Chief Financial Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for any one or more other candidates nominated by the Board of Directors.

Q:	How many shares are outstanding and how many votes is each share entitled?
A:
Each share of our common stock that is issued and outstanding as of the close of business on April 24, 2014, the record date, is entitled to be voted on all items being voted on at the annual meeting, with each share being entitled to one vote on each matter. On the record date, 388,362,793 shares of common stock were issued and outstanding.

Q:	Who will count the votes?
A:	One or more inspectors of election will tabulate the votes.

Q:	Is my vote confidential?
A:
Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within the Company or to anyone else, except (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Q:	Who will bear the cost of soliciting votes for the annual meeting?
A:
The Board of Directors is making this solicitation on behalf of the Company, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote in person, by telephone, or by electronic communication. On request, we will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders

Q:	May I propose actions for consideration at next year’s annual meeting of stockholders?
A:
You may submit proposals for consideration at future stockholder meetings. In order for a stockholder proposal to be considered for inclusion in the proxy statement for our annual meeting next year, however, the written proposal must be received by us by December 31, 2014.  Those proposals also will need to comply with Securities and Exchange Commission regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board of Directors, based on the recommendation of the nominations committee of the Board of Directors, has nominated for annual election as director each of the individuals identified below, all of whom are incumbent directors.

THE NOMINEES

Name	Age	Position	Director Since
Stephan Wallach	47	Chairman and Chief Executive Officer	2011*
David Briskie	53	Chief Financial Officer and Director	2011
Michelle Wallach	43	Chief Operating Officer and Director	2011*
Richard Renton	58	Director	2012
William Thompson	53	Director	2013

*Since 1996, Stephen Wallach and Michelle Wallach have been directors of AL Global, Corporation, the private company that merged with and into Javalution Coffee Company, our predecessors in 2011.

Currently, the Board of Directors consists of five members: Stephan Wallach, David Briskie, Michelle Wallach, Richard Renton and William Thompson.  All of the current members are nominated by the Board of Directors of YGYI for the election as directors of the Company. The Board of Directors believes that it is in the best interests of the Company to elect the above-described nominees, each to serve as a director until the next annual meeting of stockholders and until his successor shall have been duly elected and qualified. All the nominees have consented to being named in this proxy statement and to serve as a director if elected. At the time of the annual meeting, if any of the nominees named above is not available to serve as director (an event that the Board of Directors does not currently have any reason to anticipate), all proxies will be voted for any one or more other persons that the Board of Directors designates in their place.

The Board believes that each of YGYI’s directors is highly qualified to serve as a member of the Board and each has contributed to the mix of skills, core competencies and qualifications of the Board. When evaluating candidates for election to the Board, the directors seek candidates with certain qualities that it believes are important, including experience, skills, expertise, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest, those criteria and qualifications described in each director’s biography below and such other relevant factors that the Board considers appropriate in the context of the needs of the Board of Directors.

INFORMATION ABOUT THE NOMINEES

Set forth below are summaries of the background, business experience and descriptions of the principal occupation for at least the past five years of each of the Company’s current nominees for election as directors:

Stephan Wallach, Chief Executive Officer and Chairman of the Board

Mr. Stephan Wallach was appointed to the position of Chief Executive Officer on July 11, 2011 pursuant to the terms of the merger agreement between Youngevity® and Javalution. He previously served as President and Chief Executive Officer of AL Global Corporation d/b/a Youngevity® Essential Life Sciences. He has served as a director of our Company since inception and was appointed Chairman of the Board on January 9, 2012. In 1996, Mr. Wallach and the Wallach family together launched our Youngevity® division and served as its co-founder and Chief Executive Officer from inception until the merger with Javalution.  Mr. Wallach has been associated with Youngevity since its inception and brings to the board extensive knowledge about our business operations and in particular our products and therefore is an ideal candidate.

David Briskie, President of Commercial Development, Chief Financial Officer and Director

Mr. David Briskie was appointed to the position of Chief Financial Officer on May 15, 2012. Prior to that Mr. Briskie served as President of Commercial Development, a position he was appointed to on July 11, 2011 pursuant to the terms of the merger agreement between Youngevity® and Javalution. From February 2007 until the merger he served as the Chief Executive Officer and director of Javalution and since September 2007 has served as the Managing Director of CLR Roasters. Prior to joining Javalution in 2007, Mr. Briskie had an 18-year career with Drew Pearson Marketing (“DPM”), a consumer product company marketing headwear and fashion accessories. He began his career at DPM in 1989 as Executive Vice President of Finance and held numerous positions in the company, including vice president of marketing, chief financial officer, chief operating officer and president.  Mr. Briskie graduated magna cum laude from Fordham University with a major in marketing and finance. Mr. Briskie’s achievements in financial matters, his overall business understanding, as well as his familiarity and knowledge regarding public companies and Javalution make him an ideal board candidate.

Michelle G. Wallach, Chief Operating Officer and Director

Ms. Michelle Wallach was appointed to the position of Chief Operating Officer on July 11, 2011 pursuant to the terms of the merger agreement between Youngevity® and Javalution.  She previously served as Corporate Secretary and Manager of AL Global Corporation d/b/a Youngevity® Essential Life Sciences. She has a background in network marketing, including more than 10 years in distributor management. Her career in network marketing began in 1991 in Portland, Oregon, where she developed a nutritional health product distributorship. In 1996, Ms. Wallach and the Wallach family together launched our Youngevity®   division and served as its co-founder and Chief Operations Officer from inception until the merger with Javalution. Ms. Wallach has an active role in promotion, convention and event planning, domestic and international training, and product development. Ms. Wallach’s prior experience with network marketing and her extensive knowledge about our business operations and in particular our products make her an ideal board candidate.

Richard Renton, Director

Mr. Richard Renton   was appointed to our Board of Directors on January 9, 2012, and currently serves on the Youngevity® Medical and Athletic Advisory Boards. For the past five years, Mr. Renton owned his own business providing nutritional products to companies like ours.  The Company purchases Beyond Tangy Tangerine and a few other products from Mr. Renton’s company WVNP, Inc.  Mr. Renton graduated from Portland State University with quad majors in Sports Medicine, Health, Physical Education, and Chemistry. He has served as an Associate Professor at PSU in Health and First Aid, and was the Assistant Athletic Trainer for PSU, the Portland Timbers Soccer Team, and the Portland Storm Football team. Mr. Renton is a board certified Athletic Trainer with the National Athletic Trainers Association. Mr. Renton’s understanding of nutritional products makes him an ideal board candidate.

William Thompson, Director

Mr. Thompson was appointed to our Board of Directors on June 10, 2013 and currently serves as the Chief Financial Officer of Broadcast Company of the Americas, which operates three radio stations in San Diego, California. He served as Corporate Controller for the Company from 2011 to March 2013 and for Breach Security, a developer of web application firewalls, from 2007 to 2010.  Prior to 2007, Mr. Thompson was Divisional Controller for Mediaspan Group and Chief Financial Officer of Triathlon Broadcasting Company. Mr. Thompson’s achievements in financial and accounting matters and his overall business understanding make him an ideal board candidate.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE YOUR SHARES FOR THE ELECTION OF EACH OF THESE NOMINEES.

It is the intention of the persons named in the accompanying proxy card to vote all shares of common stock for which they have been granted a proxy for the election of each of the nominees, each to serve as a director until the next annual meeting of stockholders and until his successor shall have been duly elected and qualified. All the nominees have consented to being named in this proxy statement and to serve as a director if elected. At the time of the annual meeting, if any of the nominees named above is not available to serve as director (an event that the Board of Directors does not currently have any reason to anticipate), all proxies will be voted for any one or more other persons that the Board of Directors designates. The Board of Directors believes that it is in the best interests of the Company to elect the above-described nominees.

DIRECTOR INDEPENDENCE AND RELATIONSHIPS AMONG DIRECTORS

Our common stock is not quoted or listed on any national exchange or interdealer quotation system with a requirement that a majority of our Board of Directors be independent and therefore we are not subject to any director independence requirements.  However, for purposes of determining independence we use the definition applied by the NASDAQ Stock Market, our Board of Directors has determined that William Thompson is our only independent director in accordance with such definition. Richard Renton?

Other than Stephan Wallach and Michelle Wallach, who are husband and wife, none of our officers or directors has a family relationship with any other officer or director.

BOARD MEETINGS

During our fiscal year ended December 31, 2013, our Board of Directors held 4 meetings.  Each of our incumbent directors that were directors during our fiscal year ended December 31, 2013 attended more than 75% of the aggregate of the Board meetings and total number of meetings held by the committees on which he served.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

Our directors are encouraged, but not required, to attend the annual meeting of stockholders.

INFORMATION REGARDING THE COMMITTEES OF THE BOARD OF DIRECTORS

Committees of the Board of Directors

    The Board of Directors has a standing Audit Committee, Compensation Committee, Science Committee and Investment Committee. The following table shows the directors who are currently members or Chairman of each of these committees.

Board Members	Audit Committee	Compensation Committee	Investment Committee
Stephan Wallach	-	Chairman	Member
David Briskie	-	Member	Chairman
Michelle Wallach	-	-	-
Richard Renton	-	-	-
William Thompson	Member	-	-

We do not currently have a separate nominating committee and instead our full board of directors performs the functions of a nominating committee. Due to our size we believe that this is an appropriate structure.

Audit Committee

William Thompson was appointed to the Audit Committee in June of 2013. Subject to his election at the 2014 Annual Meeting, the Board of Directors currently expects to reappoint William Thompson as a member of the Audit Committee. Between January 1, 2013 and December 31, 2013, the Audit Committee met 2 times with management, not including periodic meetings held separately with management and the independent registered public accounting firm. The Board has determined that Mr. Thompson is a “financial expert”, as defined by the SEC regulations, and has the related financial management expertise within the meaning of the NASDAQ rules.

The primary purpose of the Audit Committee is to act on behalf of the Board of Directors in its oversight of all material aspects of our accounting and financial reporting processes, internal controls and audit functions, including our compliance with Section 404 of the Sarbanes-Oxley Act of 2002. Pursuant to our charter, our Audit Committee reviews on an on-going basis for potential conflicts of interest, and approve if appropriate, all our “Related Party Transactions”. For purposes of the Audit Committee Charter, “Related Party Transactions” shall mean those transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404.  In addition, the Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company’s independent registered public accounting firm, the scope of the annual audits, fees to be paid to the independent registered public accounting firm, the performance of the Company’s independent registered public accounting firm and the accounting practices of the Company and the Company’s internal controls and legal compliance functions. The Committee also reviews, prior to publication, our quarterly earnings releases and our reports to the Securities and Exchange Commission on Forms 10-K and 10-Q. The formal report of the Audit Committee for fiscal year 2013 is set forth below under Proposal 2 under the caption “Audit Committee Report. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors, which is available on the Company’s website at www.ygyi.com, under the Investor Relations Section.  The charter describes the nature and scope of responsibilities of the Audit Committee.

Compensation Committee

Our Compensation Committee is comprised of Stephan Wallach as Chairman and David Briskie as member and subject to their election at the 2014 Annual Meeting. The Board of Directors currently expects to reappoint Stephan Wallach as chairman and Dave Briskie as member of the Compensation Committee, effective June 19, 2014.  Between January 1, 2013 and December 31, 2013, the Compensation Committee met 4 times.   This Committee determines, approves, and reports to the Board of Directors on all elements of compensation of our executive officers.  The Compensation Committee also has the power to prescribe, amend, and rescind rules relating to our stock incentive plans, to grant options and other awards under the stock incentive plans, and to interpret the stock incentive plans.

The Compensation Committee operates under a formal charter that governs its duties and standards of performance. A copy of the charter is available on our website at www.ygyi.com under the Investor Relations Section.

Our Compensation Committee annually reviews the compensation program for members of senior management and then makes recommendations to the full board for determination. In each case, the Committee takes into account the results achieved by the executives, their future potential, and their scope of responsibilities and experience. During our fiscal year ended December 31, 2013, the committee evaluated the performance of our executives and considered the compensation levels and equity programs at comparable companies and related industries before it made its compensation recommendations to the full board, including recommendations regarding salary increases, awards of cash bonuses and awards of stock options.

The Committee administers our stock plan, including review and recommendation of long-term incentive compensation for each executive, director and employee, including grants of stock options. The Committee believes that this long-term incentive compensation aligns the interests of our executives with those of our stockholders and furthers executive retention.

The Compensation Committee also reviews and recommends to the Board of Directors appropriate independent director compensation programs for service as directors, committee chairs and committee members.

Investment Committee

Our Investment Committee is comprised of David Briskie as Chairman, Stephan Wallach as member. This Committee determines, approves, and reports to the Board of Directors on all elements of acquisitions and investments for the Company.

Board Leadership Structure

We currently have the same person serving as our Chairman of the Board and Chief Executive Officer and we do not have a formal policy on whether the same person should (or should not) serve as both the Chief Executive Officer and Chairman of the Board.  Due to the size of our Company, we believe that this structure is appropriate.  Mr. Wallach has served as the Chairman of the Board and Chief Executive Officer since AL Global Corporation, the private company that he owned, merged into our predecessor in 2011 and he served as the Chairman of the Board and Chief Executive Officer of AL Global Corporation, since inception.  In serving as Chairman of the Board, Mr. Wallach serves as a significant resource for other members of management and the Board of Directors.

We do not have a separate lead director. We believe the combination of Mr. Wallach as our Chairman of the Board and Chief Executive Officer has been an effective structure for the Company.  Our current structure is operating effectively to foster productive, timely and efficient communication among the independent directors and management.  We do have active participation in our committees by our independent directors. Each committee performs an active role in overseeing our management and there are complete and open lines of communication with the management and independent directors.

Oversight of Risk Management

The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks.  The Board regularly reviews information regarding the Company’s strategy, finances and operations, as well as the risks associated with each.  There is no Nominating Committee at this time.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders may direct any communications intended for the Board of Directors to the Company’s Corporate Secretary David Briskie at (619) 934-3980, by facsimile to (619) 934-5009, or by mail to Corporate Secretary, Youngevity International, Inc., 2400 Boswell Road, Chula Vista, California 91914.

This centralized process assists the Board of Directors in reviewing and responding to stockholder communications in an appropriate manner. If a stockholder wishes to direct any communication to a specific board member, the name of that board member should be noted in the communication. The Board of Directors has instructed the corporate secretary to forward stockholder correspondence only to the intended recipients, and has also instructed the corporate secretary to review all stockholder correspondence and, in the corporate secretary’s discretion, refrain from forwarding any items deemed to be of a commercial or frivolous nature or otherwise inappropriate for the Board of Directors’ consideration. Any such items may be forwarded elsewhere in the Company for review and possible response.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 of the Securities Exchange Act of 1934, as amended, and the related rules of the Securities and Exchange Commission require our directors and executive officers and beneficial owners of more than 10% of our common stock to file reports, within specified time periods, indicating their holdings of and transactions in our common stock and derivative securities. Based solely on a review of such reports provided to us and written representations from such persons regarding the necessity to file such reports, we are not aware of any failures to file reports or report transactions in a timely manner during our fiscal year ended December 31, 2013 other than a late filing of a Form 4 by David Briskie, William Andreoli and Richard Renton to report a stock option grant and late filing of a Form 3 by William Thompson upon his appointment to the Board of Directors and a late filing of a Form 4 to report a stock option grant.

CORPORATE GOVERNANCE

We operate according to a comprehensive plan of corporate governance for the purpose of defining responsibilities, setting high standards of professional and personal conduct, and assuring compliance with those responsibilities and standards. We regularly monitor developments in the area of corporate governance and will continue to monitor developments and make adjustments from time to time to ensure compliance in this area. Information regarding our corporate governance that is not provided below is described elsewhere in this proxy statement.

Code of Ethics

We adopted a Code of Ethics that applies to all of our directors, officers and employees. This Code is intended to promote honest and ethical conduct, full, accurate and timely disclosure, and compliance with all applicable laws and government regulations. A copy of the Code of Ethics is available on our website at www.ygyi.com in the Investors Relations section of the site.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table summarizes all compensation awarded to, earned by or paid during the fiscal years ended December 31, 2013 and 2012.

	Year	Bonus ($)	Salary ($)	Options Awarded ($)(5)	All Other Compensation (2)($)	Total ($)

Stephan Wallach (1)	2013	83,030	130,000	-	-	213,030
Chief Executive Officer	2012	9,380	135,020	274,500	-	418,900

William Andreoli (1) (3)	2013	-	170,000	33,200	893,200	1,096,400
President	2012	-	170,000	44,600	848,500	1,063,100

David Briskie (1) (4)	2013	83,030	190,000	132,900	-	405,930
Chief Financial Officer	2012	83,200	147,200	557,500	-	787,900

Michelle Wallach (1)	2013	83,030	148,200	-	-	231,230
Chief Operating Officer	2012	9,380	143,220	274,500	-	427,100

(1)
Mr. Stephan Wallach, Mr. William Andreoli, Mr. David Briskie, and Ms. Michelle Wallach have direct and or indirect (beneficially) distributor positions in our Company that pay income based on the performance of those distributor positions in addition to their base salaries, and the people and or companies supporting those positions based upon the contractual agreements that each and every distributor enter into upon engaging in the network marketing business. The contractual terms of these positions are the same as those of all the other individuals that become distributors in our Company. There are no special circumstances for these officers/directors. Mr. Stephan Wallach and Ms. Michelle Wallach received or beneficially received $213,900 and $227,300 in 2013 and 2012, respectively related to their distributor positions, which is not included above. Mr. Andreoli received or beneficially received $176,300 and $150,900 in 2013 and 2012, respectively, related to his distributor positions, which is not included above. Mr. Briskie beneficially received $12,800 and $7,900 in 2013 and 2012, respectively, related to his spouse’s distributor position, which is not included above.

(2)
Mr. Andreoli became President of the Company on October 26, 2011, in connection with the acquisition of FDI.  The Other Compensation includes payments of $893,200 and $848,500 to Mr. Andreoli in 2013 and 2012, respectively in accordance with the terms of our FDI acquisition agreement.

(3)	The Company paid rent in the amount of $204,000 and $261,600 in 2013 and 2012, respectively, to FDI Realty LLC, a company controlled by Mr. Andreoli.

(4)	Mr. Briskie joined the Company on July 11, 2011 as President of Commercial Development and was appointed Chief Financial Officer on May 15, 2012.

(5)	The Company uses a Black-Scholes option-pricing model (Black-Scholes model) to estimate the fair value of the stock option grant.

 The table below reflects all outstanding equity awards made to each of the named executive officers that are outstanding as of December 31, 2013.  We currently grant stock-based awards pursuant to our 2012 Stock Option Plan.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date
Stephan Wallach	5/31/2012	2,500,000	-	$0.22	5/31/2022
William Andreoli	5/31/2012	300,000	100,000	$0.22	5/31/2022
	10/31/2013	-	250,000	$0.18	10/31/2023
David Briskie	5/31/2012	3,750,000	1,250,000	$0.22	5/31/2022
	10/31/2013	-	1,000,000	$0.18	10/31/2023
Michelle Wallach	5/31/2012	2,500,000	-	$0.22	5/31/2022

EQUITY COMPENSATION PLAN INFORMATION

As of December 31, 2013, the number of stock options and restricted common stock outstanding under our equity compensation plans, the weighted average exercise price of outstanding options and restricted common stock and the number of securities remaining available for issuance were as follows:

Equity Compensation Plan Information

Plan category	Number of securities issued under equity compensation plan	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	-	$-	-
Equity compensation plans not approved by security holders	17,572,500	$0.22	22,398,500

Employment Agreements

In July 2011, we entered into an employment agreement with Mr. Briskie, our President of Commercial Development, which expired on June 30, 2012 with an option to extend.  Mr. Briskie currently works as an at-will employee.

On October 25, 2011, we executed a ten year employment agreement with William J. Andreoli for Mr. Andreoli to serve as the Company’s President.  Pursuant to the agreement, Mr. Andreoli is paid an annual base salary of One Hundred Seventy Thousand Dollars ($170,000) and will be eligible for discretionary and transactional bonus payments.  The employment agreement also includes confidentiality obligations and inventions assignments by Mr. Andreoli.

If Mr. Andreoli’s employment is terminated by the Company for any reason other than for Cause (as defined in the agreement), Mr. Andreoli will be entitled to receive all accrued but unpaid salary amounts payable through the date of termination plus reimbursement of any approved expenses previously incurred and will continue to receive his base salary for six months following termination.  If Mr. Andreoli’s employment is terminated by the Company for Cause, or if Mr. Andreoli terminates the agreement for any reason, he will be entitled solely to all accrued but unpaid salary amounts payable through the date of termination plus reimbursement of any approved expenses previously incurred.

DIRECTOR COMPENSATION

2013 Director Compensation

The following table sets forth information for the fiscal year ended December 31, 2013 regarding the compensation of our directors who at December 31, 2013 were not also named executive officers.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Other Compensation ($)	Total ($)
Richard Renton	-	200	-	200
William Thompson	-	1,600	-	1,600
————————
(1) The amounts in the “Option Awards” column reflect the dollar amounts recognized as compensation expense for the financial statement reporting purposes for stock options for the fiscal year ended December 31, 2013 in accordance with SFAS 123(R). The fair value of the options was determined using the Black-Scholes model.

As of December 31, 2013 the following table sets forth the number of aggregate outstanding option awards held by each of our directors who were not also named executive officers:

Name	Aggregate Number of Option Awards
Richard Renton	100,000
William Thompson	100,000

We have granted to non-employee members of the Board of Directors upon appointment, stock options to purchase shares of our common stock at an exercise price equal to the fair market value of the common stock on the date of grant, and additional stock options each year thereafter for their service. We also reimburse the non-employee directors for travel and other out-of-pocket expenses incurred in attending board of director and committee meetings.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock and options and warrants to purchase shares of our common stock as of April 24, 2014 by (i) each person (or group of affiliated persons) who is known by us to own more than five percent of the outstanding shares of our common stock (ii) each director; (iii) each named executive officer and (iv) all directors and officers as a group.

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. The principal address of each of the stockholders listed below except as indicated is c/o Youngevity International, Inc., 2400 Boswell Road, Chula Vista, California 91914. Except as otherwise indicated below, we believe that all persons named in the table have sole voting and investment power with respect to shares beneficially owned by them. All share ownership figures include shares issuable upon exercise of options or warrants exercisable within 60 days of April 24, 2014, which are deemed outstanding and beneficially owned by such person for purposes of computing his or her percentage ownership, but not for purposes of computing the percentage ownership of any other person. As of April 24, we had 388,362,793 shares of common stock outstanding. For each individual and group included in the table below, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group by the sum of the 388,362,793 shares of common stock outstanding on April 24, 2014, plus the number of shares of common stock that such person or group had the right to acquire within 60 days after April 24, 2014.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percentage Ownership
Executive Officers & Directors (1)
Stephan Wallach, Chairman and Chief Executive Officer	282,500,000	(2)	72.3%
William Andreoli, President	1,050,000	(3)	*
David Briskie, Chief Financial Officer and Director	13,951,055	(4)	3.6%
Michelle Wallach, Chief Operating Officer and Director	282,500,000	(2)	72.3%
Richard Renton, Director	175,000	(5)	*
William Thompson, Director	37,500	(6)	*
All Executive Officers & Directors, as a group (6 persons)	300,213,555		75.5%
————————
*less than 1%
(1)	Unless otherwise set forth below, the mailing address of Executive Officers, Directors and 5% or greater holders is c/o the Company, 2400 Boswell Road, Chula Vista, California 91914.
(2)
Mr. Stephan Wallach, our Chief Executive Officer, owns 280,000,000 shares of common stock through joint ownership with his wife, Michelle Wallach, with whom he shares voting and dispositive control. Mr. Wallach also owns options to purchase 2,500,000 shares of common stock which are exercisable within 60 days of April 24, 2014 and are included in the number of shares beneficially owned by him and Ms. Wallach also owns options to purchase 2,500,000 shares of common stock which are exercisable within 60 days of April 24, 2014 and are included in the number of shares beneficially owned by her.

(3)
 Mr. William Andreoli, our President, owns 750,000 shares of common stock and also owns options to purchase 300,000 shares of common stock exercisable within 60 days of April 24, 2014 and are included in the number of shares beneficially owned by him.

(4)
 Mr. David Briskie, our Chief Financial Officer, owns 2,950,488 shares of common stock, and beneficially owns 2,000,567 shares of common stock owned by Brisk Investments, LP, 5,000,000 shares of common stock owned by Brisk Management, LLC.  Mr. Briskie also owns options to purchase 3,750,000 shares of common stocks that are exercisable within 60 days of April 24, 2014 and are included in the number of shares beneficially owned by him.  Also includes warrants to purchase 250,000 shares of common stock which have been adjusted to reflect the reverse 1 for 2 stock split in August 2011.

(5)
 Mr. Renton owns 125,000 shares of common stock through joint ownership with his wife, Roxanna Renton, with whom he shares voting and dispositive control.  Mr. Renton also owns 50,000 options to purchase common stock which are exercisable within 60 days of April 24, 2014 and are included in the number of shares beneficially owned by him.

(6)	Mr. Thompson owns 37,500 options to purchase common stock which are exercisable within 60 days of April 24, 2014.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

FDI Realty, LLC

FDI Realty is the owner and lessor of the building occupied by the Company for its sales office in Windham, NH. The Company is a lessee and currently one of three tenants and has a lease that expires July, 2014 with five 3-year renewal options. Mr. William Andreoli is the single member of FDI Realty. The Company is a co-guarantor of FDI Realty’s mortgages on the leased building and has an agreement to purchase FDI Realty in connection with the acquisition of FDI. During the year ended December 31, 2012, the Company provided financial support it was not previously contractually required to provide in the form of additional rent of approximately $58,000 to assist FDI Realty with its working capital needs.  The Company did not provide financial support in 2013.

 2400 Boswell, LLC

2400 Boswell, LLC (“2400 Boswell”) is the owner and lessor of the building occupied by the Company for its corporate office and warehouse in Chula Vista, CA.  As of December 31, 2012, an immediate family member of a greater than 5% shareholder of the Company was the single member of 2400 Boswell and the Company was a co-guarantor of the 2400 Boswell mortgage on the leased building. During 2013 the Company acquired 2400 Boswell LLC for $248,000 in cash, $334,000 of debt forgiveness and accrued interest, and a promissory note of approximately $393,000, payable in equal payments over 5 years and bears interest at 5.00%.  Additionally, the Company assumed a long-term mortgage of $3,625,000, payable over 25 years and has an initial interest rate of 5.75%.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Mayer Hoffman McCann P.C. (“MHM”) has been our independent registered public accounting firm since 2010.

Ratification of the selection of Mayer Hoffman McCann P.C. by our stockholders is not required by law. As a matter of policy, however, the selection is being submitted to our stockholders for ratification at the annual meeting.

We anticipate that representatives of Mayer Hoffman McCann P.C. will attend the annual meeting for the purpose of responding to appropriate questions. At the annual meeting, the representatives of Mayer Hoffman McCann P.C. will be afforded an opportunity to make a statement if they so desire.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE SELECTION OF MAYER HOFFMAN MCCANN P.C.  AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING ON DECEMBER 31, 2014.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements as of and for the year ended December 31, 2013 with the management of the Company and Mayer Hoffman McCann P.C. the Company’s independent registered public accounting firm. Further, the Audit Committee has discussed with Mayer Hoffman McCann P.C. the matters required to be discussed under auditing standards generally accepted in the United States, including those matters set forth in the Statement of Auditing Standards No. 61, Communications with Audit Committees , as amended and as adopted by the Public Company Accounting oversight Board in Rule 3200T, other standards of the Public Company Accounting Oversight Board (United States), rules of the SEC, and other applicable regulations, relating to the firm’s judgment about the quality, not just the acceptability, of the Company’s accounting principles, the reasonableness of significant judgments and estimates, and the clarity of disclosures in the consolidated financial statements.

The Audit Committee also has received the written disclosures and the letter from Mayer Hoffman McCann P.C required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, which relate to Mayer Hoffman McCann P.C.’s independence from the Company, and has discussed with Mayer Hoffman McCann P.C. its independence from the Company. The Audit Committee has also considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with maintaining the firm’s independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from the Company and its management. The Audit Committee also considered whether, and determined that, the independent registered public accounting firm’s provision of other non-audit services to us was compatible with maintaining Mayer Hoffman McCann P.C.’s independence. The Committee also reviewed management’s report on its assessment of the effectiveness of the Company’s internal control over financial reporting and the independent registered public accounting firm’s report on the effectiveness of the Company’s internal control over financial reporting. In addition, the Audit Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of the Company’s internal and disclosure control structure. As part of this process, the Audit Committee continued to monitor the scope and adequacy of the Company’s internal auditing program.  The members of the Audit Committee are not our employees and are not performing the functions of auditors or accountants. Accordingly, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not constitute assurance that the audit of our financial statements has been carried out in accordance with generally accepted accounting principles or that our auditors are in fact independent.

Based on the reviews, reports and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the Company’s audited consolidated financial statements for the year ended December 31, 2013 and management’s assessment of the effectiveness of the Company’s internal control over financial reporting be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the SEC. The Audit Committee has recommended, and the Board of Directors has approved, subject to stockholder ratification, the selection of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2014.

Submitted by the Audit Committee of the Company’s Board of Directors.

Member of the Audit Committee:

William Thompson

The above Audit Committee Report does not constitute soliciting material, and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the Audit Committee Report by reference therein.

AUDIT FEES AND ALL OTHER FEES

The aggregate fees, including expenses, billed to us for the years ended December 31, 2013 and 2012 for professional services by Mayer Hoffman McCann P.C., our independent registered public accounting firm for each of those years were as follows:

	December 31, 2013	December 31, 2012
Audit Fees and Expenses (1)	$183,000	$198,100
Audit Related Fees (2)		-
All Other Fees		-
	$183,000	$198,100

(1)
Audit fees and expenses were for professional services rendered for the audit and reviews of the consolidated financial statements of the Company, professional services rendered for issuance of consents and assistance with review of documents filed with the SEC.

(2)	The audit related fees were for professional services rendered for additional filing for registration statements and forms with the SEC.

MHM leases substantially all its personnel, who work under the control of MHM shareholders, from wholly-owned subsidiaries of CBIZ, Inc., in an alternative practice structure.

Pre-Approval Policy

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.

Prior to the engagement of the independent registered public accounting firm for the next year’s audit, management will submit a list of services and related fees expected to be rendered during that year for audit services, audit-related services, tax services and other fees to the Audit Committee for approval.

AVAILABILITY OF REPORT ON FORM 10-K

Our audited consolidated financial statements are included in our Annual Report on Form 10-K for the fiscal year ending December 31, 2013 filed with the Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549. Upon your written request, we will provide to you a complimentary copy of our 2013 Annual Report on Form 10-K as filed with the Securities and Exchange Commission. Your request should be mailed to Youngevity International, Inc., Attention: David Briskie, 2400 Boswell Road, Chula Vista, California 91914. A complimentary copy may also be obtained at the internet website maintained by the Securities and Exchange Commission at www.sec.gov, and by visiting our internet website at www.ygyi.com and clicking on “Investors,” then on “SEC Filings.”

NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS
(“HOUSEHOLDING” INFORMATION)

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including this proxy statement. In that event, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: Youngevity International, Inc., Attention: Corporate Secretary, 2400 Boswell Road, Drive, Chula Vista, California 91914 or by calling us at (619) 934-3980. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

STOCKHOLDER PROPOSALS

Stockholder proposals which are intended to be presented at the 2015 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received by the Company by December 31, 2014 and must also be received a reasonable time before it begins to print and send its proxy materials for that meeting.

A stockholder who intends to present business, including the election of a director, at the 2015 Annual Meeting of Stockholders other than pursuant to Rule 14a-8, must comply with the requirements set forth in the Company’s By-Laws.  Stockholders should consult the Company’s By-Laws to ensure that all of the specific requirements of such notice are met.

Available Information on Corporate Governance and SEC Filings

           Through its website (www.ygyi.com), the Company makes available, free of charge, its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, all amendments to those reports, and other filings with the Securities and Exchange Commission, as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. You may also obtain a copy of any of the foregoing documents, free of charge, if you submit a written request to Youngevity International, Inc., Attention: Corporate Secretary, 2400 Boswell Road, Chula Vista, California 91914.

No person is authorized to give any information or make any representation other than that contained in this proxy statement, and if given or made, such information may not be relied upon as having been authorized.

YOUNGEVITY INTERNATIONAL, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

IN CONNECTION WITH THE 2014 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AT 11:00 A.M. (PACIFIC TIME) ON JUNE 19, 2014

PROXY: STEPHAN WALLACH AND DAVID BRISKIE, or either of them, are hereby appointed by the undersigned as attorneys and proxies with full power of substitution, to vote at the 2014 Annual Meeting of Stockholders of Youngevity International, Inc. and at any adjournment(s) or postponement(s) of that meeting.

WITH RESPECT TO ANY MATTER THAT SHOULD PROPERLY COME BEFORE THE ANNUAL MEETING THAT IS NOT SPECIFIED HEREIN, THIS PROXY, WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY

THE BOARD OF DIRECTORS OF YOUNGEVITY INTERNATIONAL, INC.
RECOMMENDS THAT YOU VOTE
FOR ALL NOMINEES LISTED IN PROPOSAL 1
AND
FOR PROPOSAL 2

PROPOSAL 1. Election of the following director nominees to serve for the following year and until his successor is elected:

Nominees are:

Stephan Wallach
David Briskie
Michelle Wallach
Richard Renton
William Thompson

FOR ALL NOMINEES	WITHHOLD AUTHORITY FOR ALL NOMINEES	WITHHELD FOR THE FOLLOWING ONLY: (WRITETHE NAME(S) OF THE NOMINEE(S) IN THE SPACE BELOW)
	

PROPOSAL 2. Ratification of the selection of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2014.

FOR	AGAINST	ABSTAIN
		

Dated:

Signature(s) of Stockholder(s)

Title

Please mark, date and sign exactly as your name appears on this proxy card and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by a duly authorized officer. If shares are held jointly, each stockholder named should sign.